Exhibit 99.1

Motorola Mobility Announces Fourth-Quarter and Full-Year 2010 Financial Results

Fourth Quarter Financial Highlights

•	Revenues of $3.4 billion, up 21 percent from fourth quarter 2009

•	GAAP earnings of $0.27 per share; non-GAAP earnings of $0.37 per share

•	Mobile Devices net revenues of $2.4 billion, up 33 percent from fourth quarter 2009; shipped 4.9 million smartphones; GAAP operating earnings of $72 million; non-GAAP operating earnings of $56 million

•	Home net revenues of $1.0 billion; GAAP operating earnings of $54 million; non-GAAP operating earnings of $90 million

•	Operating cash flow generation of $225 million

Libertyville, Ill. – January 26, 2011 – Motorola Mobility Holdings, Inc. (NYSE: MMI) today reported net revenues of $3.4 billion in the fourth quarter of 2010, up 21 percent from the fourth quarter of 2009. The GAAP earnings in the fourth quarter of 2010 were $80 million, or $0.27 per share, compared to a loss of $204 million, or $0.69 per share, in the fourth quarter of 2009. On a non-GAAP basis, earnings in the fourth quarter of 2010 were $108 million, or $0.37 per share, compared to a loss of $70 million, or $0.24 per share, in the fourth quarter of 2009.

For the full year, 2010 net revenues were $11.5 billion, up 4 percent compared to 2009. For the full year, the GAAP loss was reduced to $0.29 per share from a loss of $4.56 per share in 2009. On a non-GAAP basis, the loss was reduced to $0.28 per share from a loss of $2.95 per share in 2009.

Details on non-GAAP adjustments and the use of non-GAAP measures are included later in this press release and in the financial tables.

The Company generated positive operating cash flow of $225 million and $606 million in the quarter and full year, respectively. As planned, subsequent to the end of the quarter, the Company received $3.2 billion in cash related to its separation from Motorola, Inc.

“The improvement in our financial results last year, including profitability in the fourth quarter, is indicative of the progress we have made in delivering innovative smartphones and improving the Mobile Devices business,” said Sanjay Jha, chairman and chief executive officer of Motorola Mobility. “Our Home business performed well and remains a premier provider of digital set-tops and end-to-end video solutions. With the global opportunities ahead, along with our diversified portfolio, our brand, and our people, we are well positioned to grow, and further improve our financial results in 2011.”

Operating Results

Mobile Devices segment net revenues in the fourth quarter were $2.4 billion, up 33 percent compared with the year-ago quarter. GAAP operating earnings were $72 million compared to an operating loss of $166 million in the year-ago quarter. Non-GAAP operating earnings were $56 million compared to an operating loss of $117 million in the year-ago quarter. For the full year 2010, net revenues were $7.8 billion, an increase of 9 percent compared to 2009. The 2010 GAAP operating loss was reduced to $76 million from an operating loss of $1.2 billion in 2009. The 2010 non-GAAP operating loss was reduced to $198 million from an operating loss of $923 million in 2009.

The Company shipped 4.9 million and 13.7 million smartphones in the quarter and full year, respectively compared to 2.0 million in the fourth quarter and full year 2009. The Company shipped total handsets (including smartphones) of 11.3 million and 37.3 million in the quarter and full year 2010, respectively.

Mobile Devices highlights:

•	Launched seven new smartphones in the fourth quarter, including the DROID Pro, DROID 2 Global, Motorola DEFY™, and Motorola BRAVO™, bringing our total smartphone launches for the year to 23.

•	In the first quarter 2011, announced three new smartphones and the Company’s first tablet which are garnering numerous accolades, including:

•

Motorola ATRIX™ 4G, winner of CNET’s Best Smartphone at CES (Consumer Electronics Show) award, featuring a dual-core processor, qHD pentile display and Motorola Mobility’s proprietary webtop application that powers an ecosystem of accessories, enabling users to have an enhanced and more interactive computer-like experience with their device.

•

Named “Best of Show” at CES 2011, Motorola XOOM™ is the first device to incorporate Android 3.0 Honeycomb, Google’s powerful new operating system developed specifically for tablets; XOOM features a dual-core processor and high-definition 10.1 inch widescreen display.

•	DROID™ BIONIC features a sleek design, and delivers the fastest mobile Internet experience with 4G LTE speeds that are up to 10 times faster than current 3G speeds.

•	Motorola CLIQ 2™ with MOTOBLUR™, the follow-up to Motorola Mobility’s first smartphone, features a 3.7-inch touch-screen display, a 1GHz processor and a new slide-out QWERTY keypad.

•	Acquired Zecter, Inc., a leading start-up with synchronization and streaming technologies for on-demand digital media consumption.

Home segment net revenues in the fourth quarter were $1.0 billion, up 1 percent compared with the year-ago quarter. GAAP operating earnings were $54 million, compared to an operating loss of $30 million in the year-ago quarter. Non-GAAP operating earnings increased to $90 million from $71 million in the year-ago quarter. For the full year 2010, net revenues were $3.6 billion, compared to $3.9 billion in 2009. GAAP operating earnings increased to $152 million from $11 million in 2009. The 2010 non-GAAP operating earnings increased to $272 million from $197 million in 2009.

Home highlights:

•	Increased shipments of DVR set-tops reflecting consumer desire for personalized viewing experiences.

•	Acquired 4Home, a leading provider of managed home solutions, to expand our cloud-based Motorola Medios service management software portfolio.

•	Launched RX48 CMTS module, the industry’s highest-density upstream DOCSIS solution.

•	Launched a next-generation IP set-top for the EMEA market, extending our leadership position in IPTV.

First-Quarter 2011 Outlook

The Company’s outlook for the first quarter of 2011 is the following:

•	Consolidated operating earnings in a range around breakeven

•	Non-operating costs of approximately $10 million

•	Income tax provision of approximately $25 million

•	Net loss of $26 million to $62 million

•	Net loss per share of $0.09 to $0.21

•	Basic shares outstanding of approximately 294 million shares

•

Excludes charges associated with items of the variety typically highlighted by the Company in its quarterly earnings results, stock-based compensation expense and intangible assets amortization expense

Consolidated GAAP Results

A comparison of results from operations is as follows:

	Fourth Quarter		Full Year
(In millions, except per share amounts)	2010	2009	2010	2009

Net revenues	$3,425	$2,823	$11,460	$11,050
Gross margin	915	706	2,965	2,153
Operating earnings (loss)	126	(196)	76	(1,211)
Earnings (loss) before income taxes	110	(215)	(4)	(1,335)
Net earnings (loss) attributable to Motorola Mobility Holdings, Inc.	$80	($204)	($86)	($1,342)

Basic earnings (loss) per common share *	$0.27	($0.69)	($0.29)	($4.56)

Basic weighted average common shares outstanding *	294.3	294.3	294.3	294.3

Non-GAAP Adjustments (Highlighted Items, Stock-based Compensation Expense and Intangible Assets Amortization Expense)

The table below includes highlighted items, stock-based compensation expense and intangible assets amortization expense for the fourth quarter of 2010.

EPS Impact
GAAP Earnings per Common Share *	$0.27

Highlighted Items:
Reorganization of business charges	0.06
Joint venture wind-down costs	0.03
IP settlement	(0.19)

Total Highlighted Items	(0.10)

Stock-based compensation expense	0.14
Intangible assets amortization expense	0.05

Stock-based Compensation Expense and Intangible Assets Amortization Expense	0.19

Total Non-GAAP Adjustments **	0.10

Non-GAAP Earnings per Common Share *	$0.37

Definitions

*	The computation of basic earnings (loss) per share for all periods through December 31, 2010, is calculated using the number of shares of Motorola Mobility Holdings, Inc. common stock outstanding on January 4, 2011, following the distribution of one share of Motorola Mobility Holdings, Inc. common stock for every eight shares of Motorola, Inc. common stock. No measure of diluted earnings (loss) per share is presented.
**	Earnings per share (EPS) impact may not add up due to rounding.

Conference Call and Webcast

Motorola Mobility will host its quarterly conference call beginning at 5:30 p.m. (U.S. Eastern Time) on Wednesday, January 26. The conference call will be webcast live with audio and slides at investors.motorola.com.

Use of Non-GAAP Financial Information

In addition to the GAAP results included in this presentation, Motorola Mobility also has included non-GAAP measurements of results. Motorola Mobility has provided these non-GAAP measurements to help investors better understand Motorola Mobility’s core operating performance, enhance comparisons of Motorola Mobility’s core operating performance from period to period and allow better comparisons of Motorola Mobility’s operating performance to that of its competitors. Among other things, the Company’s management uses these operating results, excluding the identified items, to evaluate the performance of its businesses and to evaluate results relative to certain incentive compensation targets. Management uses operating results excluding these items because it believes this measurement enables it to make better period-to-period evaluations of the financial performance of its core business operations. The non-GAAP measurements are intended only as a supplement to the comparable GAAP measurements and the Company compensates for the limitations inherent in the use of non-GAAP measurements by using GAAP measures in conjunction with the non-GAAP measurements. As a result, investors should consider these non-GAAP measurements in addition to, and not in substitution for or as superior to, measurements of financial performance prepared in accordance with GAAP.

Highlighted items: The Company has excluded the effects of highlighted items (and any reversals of highlighted items recorded in prior periods) from its non-GAAP operating expenses and net income measurements because the Company believes that these historical items do not reflect expected future operating earnings or expenses and do not contribute to a meaningful evaluation of the Company’s current operating performance or comparisons to the Company’s past operating performance.

Stock-based compensation expense: The Company has excluded stock-based compensation expense from its non-GAAP operating expenses and net income measurements. Although stock-based compensation is a key incentive offered to our employees and the Company believes such compensation contributed to the revenue earned during the periods presented and also believes it will contribute to the generation of future period revenues - the Company continues to evaluate its performance excluding stock-based compensation expense primarily because it represents a significant non-cash expense. Stock-based compensation expense will recur in future periods.

Intangible assets amortization expense: The Company has excluded intangible assets amortization expense from its non-GAAP operating expenses and net income measurements, primarily because it represents a significant non-cash expense and because the Company evaluates its performance excluding intangible assets amortization expense. Amortization of intangible assets is consistent in amount and frequency but is significantly affected by the timing and size of the Company’s acquisitions. Investors should note that the use of intangible assets contributed to the Company’s revenues earned during the periods presented and will contribute to the Company’s future period revenues as well. Intangible assets amortization expense will recur in future periods. Details of the above items and reconciliations of the non-GAAP measurements to the corresponding GAAP measurements can be found at the end of this press release.

Business Risks

Motorola Mobility cautions the reader that the risk factors below, as well as those on pages 13 through 36 in the Information Statement included in the Company’s Registration Statement on Form 10 and in its other SEC filings available for free on the SEC’s website at www.sec.gov and on Motorola Mobility’s website at investors.motorola.com, could cause the Company’s actual results to differ materially from those estimated or predicted in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements about future financial performance, and the Company’s financial outlook for the first quarter of 2011. Many of these risks and uncertainties cannot be controlled by the Company and factors that may impact forward-looking statements include, but are not limited to: (1) possible negative effects on the Company’s business operations, financial performance or assets as a result of becoming an independent, publicly traded company, which may include: (i) diminished purchasing leverage and increased exposure to market fluctuations as a result of being a smaller, more focused company, and (ii) potential negative consequences of licensing certain logos, trademarks, trade names and service marks, including “MOTOROLA” to Motorola Solutions, Inc.; (2) the economic outlook for the telecommunications and broadband industries; (3) the Company’s ability to improve the financial performance in its Mobile Devices business, including the success of its smartphone strategy; (4) Mobile Devices’ dependency on third-party operating systems and software, including Google’s Android operating system; (5) the level of demand for the Company’s products, particularly if customers defer purchases in response to tighter credit; (6) the Company’s ability to introduce new products and technologies in a timely manner; (7) unexpected negative consequences from the restructuring and cost reductions; (8) negative impact on the Company’s business from global economic conditions and uncertainties; (9) the Company’s ability to purchase sufficient materials, parts and components to meet customer demand; (10) risks related to dependence on certain key suppliers; (11) the impact on the Company’s performance and financial results from strategic acquisitions or divestitures, including those that may occur in the future; (12) risks related to the Company’s high volume of manufacturing in Asia and business operations in foreign countries, including Brazil; (13) variability in income received from licensing the Company’s intellectual property to others, as well as expenses incurred when the

Company licenses intellectual property from others; (14) unexpected liabilities or expenses, including unfavorable outcomes to any pending or future litigation or regulatory or similar proceedings; (15) the impact of foreign currency fluctuations, including the negative impact of a strengthening U.S. dollar on the Company when competing for business in foreign markets; (16) the impact on the Company from ongoing consolidation in the telecommunications and broadband industries; (17) the impact of changes in governmental policies, laws or regulations; (18) the outcome of currently ongoing and future tax matters; and (19) negative consequences from the Company’s outsourcing of various activities, including certain manufacturing, information technology and administrative functions. Motorola Mobility undertakes no obligation to publicly update any forward-looking statement or risk factor, whether as a result of new information, future events or otherwise.

About Motorola Mobility

Motorola Mobility Holdings, Inc. (NYSE: MMI) fuses innovative technology with human insights to create experiences that simplify, connect and enrich people’s lives. Our portfolio includes converged mobile devices such as smartphones and tablets; wireless accessories; end-to-end video and data delivery; and management solutions, including set-tops and data-access devices. For more information, visit motorola.com/mobility.

# # #

MOTOROLA and the Stylized M Logo are trademarks or registered trademarks of Motorola Trademark Holdings, LLC. All other trademarks are the property of their respective owners. © 2011 Motorola Mobility, Inc. All rights reserved.

DROID is a trademark of Lucas film Ltd. and its related companies. Used under license.

CONTACTS:

Media:

Jennifer Erickson

Motorola Mobility Holdings, Inc.

+1 (847) 523-2422

jennifer.erickson@motorola.com

Investors:

Dean Lindroth

Motorola Mobility Holdings, Inc.

+1 (847) 523-2858

dean.lindroth@motorola.com

Motorola Mobility Holdings, Inc.

Condensed Combined Statements of Operations

(In millions, except per share amounts)

	Three Months Ended
	December 31, 2010	October 2, 2010	December 31, 2009
Net revenues	$3,425	$2,946	$2,823
Costs of sales	2,510	2,155	2,117

Gross margin	915	791	706

Selling, general and administrative expenses	451	385	410
Research and development expenditures	367	373	393
Other charges (income)	(43)	13	85
Intangibles amortization	14	14	14

Operating earnings (loss)	126	6	(196)

Other income (expense):
Interest expense, net *	(12)	(11)	(7)
Losses on sales of investments and businesses, net	—	—	(2)
Other, net	(4)	(2)	(10)

Total other income (expense)	(16)	(13)	(19)

Earnings (loss) before income taxes	110	(7)	(215)

Income tax expense (benefit) **	20	28	(12)

Net earnings (loss)	90	(35)	(203)

Less: Earnings (loss) attributable to non-controlling interests	10	(1)	1

Net earnings (loss) attributable to Motorola Mobility Holdings, Inc.	$80	$(34)	$(204)

Basic earnings (loss) per common share ***	$0.27	$(0.12)	$(0.69)
Basic weighted average common shares outstanding ***	294.3	294.3	294.3

	Percentage of Net Revenues****
Net revenues	100.0%	100%	100%
Costs of sales	73.3%	73.2%	75.0%

Gross margin	26.7%	26.8%	25.0%

Selling, general and administrative expenses	13.2%	13.1%	14.5%
Research and development expenditures	10.7%	12.7%	13.9%
Other charges (income)	-1.3%	0.4%	3.0%
Intangibles amortization	0.4%	0.5%	0.5%

Operating earnings (loss)	3.7%	0.2%	-6.9%

Other income (expense):
Interest expense, net *	-0.4%	-0.4%	-0.2%
Losses on sales of investments and businesses, net	0.0%	0.0%	-0.1%
Other, net	-0.1%	-0.1%	-0.4%

Total other income (expense)	-0.5%	-0.4%	-0.7%

Earnings (loss) before income taxes	3.2%	-0.2%	-7.6%
Income tax expense (benefit) **	0.6%	1.0%	-0.4%

Net earnings (loss)	2.6%	-1.2%	-7.2%

Less: Earnings (loss) attributable to non-controlling interests	0.3%	0.0%	0.0%

Net earnings (loss) attributable to Motorola Mobility Holdings, Inc.	2.3%	-1.2%	-7.2%

*	For purposes of these financial statements, interest expense, net represents an allocation to Motorola Mobility Holdings, Inc. of the interest income and interest expense recognized by Motorola, Inc. The allocation is based on Motorola Mobility Holdings, Inc.’s total assets as a percentage of Motorola, Inc.’s total assets, less cash and cash equivalents and Sigma Fund, included in Motorola, Inc.’s consolidated balance sheet.
**	For purposes of these financial statements, income tax expense (benefit) was computed as if Motorola Mobility Holdings, Inc. had filed tax returns on a stand-alone basis separate from Motorola, Inc. The related deferred tax assets and liabilities computed on this basis may differ following separation.
***	The computation of basic earnings (loss) per common share for all periods through December 31, 2010, is calculated using the number of shares of Motorola Mobility Holdings, Inc. common stock outstanding on January 4, 2011, following the distribution of one share of Motorola Mobility Holdings, Inc. common stock for every eight shares of Motorola, Inc. common stock. No measure of diluted earnings (loss) per share is presented.
****	Percentages may not add up due to rounding.

Motorola Mobility Holdings, Inc.

Condensed Combined Statements of Operations

(In millions, except per share amounts)

	Year Ended
	December 31, 2010	December 31, 2009
Net revenues	$11,460	$11,050
Costs of sales	8,495	8,897

Gross margin	2,965	2,153

Selling, general and administrative expenses	1,592	1,486
Research and development expenditures	1,479	1,591
Other charges (income)	(237)	230
Intangibles amortization	55	57

Operating earnings (loss)	76	(1,211)

Other income (expense):
Interest expense, net *	(52)	(41)
Losses on sales of investments and businesses, net	—	(34)
Other, net	(28)	(49)

Total other income (expense)	(80)	(124)

Loss before income taxes	(4)	(1,335)

Income tax expense **	75	—

Net loss	(79)	(1,335)

Less: Earnings attributable to non-controlling interests	7	7

Net loss attributable to Motorola Mobility Holdings, Inc.	$(86)	$(1,342)

Basic loss per common share ***	$(0.29)	$(4.56)
Basic weighted average common shares outstanding ***	294.3	294.3

	Percentage of Net Revenues****
Net revenues	100.0%	100%
Costs of sales	74.1%	80.5%

Gross margin	25.9%	19.5%

Selling, general and administrative expenses	13.9%	13.4%
Research and development expenditures	12.9%	14.4%
Other charges (income)	-2.1%	2.1%
Intangibles amortization	0.5%	0.5%

Operating earnings (loss)	0.7%	-11.0%

Other income (expense):
Interest expense, net *	-0.5%	-0.4%
Losses on sales of investments and businesses, net	0.0%	-0.3%
Other, net	-0.2%	-0.4%

Total other income (expense)	-0.7%	-1.1%

Loss before income taxes	0.0%	-12.1%
Income tax expense **	0.7%	0.0%

Net loss	-0.7%	-12.1%

Less: Earnings attributable to non-controlling interests	0.1%	0.1%

Net loss attributable to Motorola Mobility Holdings, Inc.	-0.8%	-12.1%

*	For purposes of these financial statements, interest expense, net represents an allocation to Motorola Mobility Holdings, Inc. of the interest income and interest expense recognized by Motorola, Inc. The allocation is based on Motorola Mobility Holdings, Inc.’s total assets as a percentage of Motorola, Inc.’s total assets, less cash and cash equivalents and Sigma Fund, included in Motorola, Inc.’s consolidated balance sheet.
**	For purposes of these financial statements, income tax expense (benefit) was computed as if Motorola Mobility Holdings, Inc. had filed tax returns on a stand-alone basis separate from Motorola, Inc. The related deferred tax assets and liabilities computed on this basis may differ following separation.
***	The computation of basic earnings (loss) per common share for all periods through December 31, 2010, is calculated using the number of shares of Motorola Mobility Holdings, Inc. common stock outstanding on January 4, 2011, following the distribution of one share of Motorola Mobility Holdings, Inc. common stock for every eight shares of Motorola, Inc. common stock. No measure of diluted earnings (loss) per share is presented.
****	Percentages may not add up due to rounding.

Motorola Mobility Holdings, Inc.

Condensed Combined Balance Sheets

(In millions)

	December 31, 2010	October 2, 2010	December 31, 2009
Assets
Cash and cash equivalents *	$—	$—	$—
Accounts receivable, net	1,571	1,568	1,341
Inventories, net	843	854	688
Deferred income taxes **	110	111	114
Other current assets	595	692	685

Total current assets	3,119	3,225	2,828

Property, plant and equipment, net	806	737	807
Investments	161	123	57
Deferred income taxes **	49	49	48
Goodwill	1,396	1,323	1,285
Other assets	697	701	833

Total assets	$6,228	$6,158	$5,858

Liabilities and Business Equity
Accounts payable	1,731	1,734	1,430
Accrued liabilities	2,115	2,076	1,862

Total current liabilities	3,846	3,810	3,292

Other liabilities	603	586	627

Business equity:
Owner’s net investment	2,101	2,136	2,348
Accumulated other comprehensive loss	(345)	(398)	(444)

Total Motorola Mobility Holdings, Inc. equity	1,756	1,738	1,904

Non-controlling interests	23	24	35

Total business equity	1,779	1,762	1,939

Total liabilities and business equity	$6,228	$6,158	$5,858

*	Until separation, the Company participated in Motorola, Inc.’s centralized cash management program. Accordingly, no cash and cash equivalents are presented on the Motorola Mobility Holdings, Inc. Consolidated Balance Sheet as of any reporting period prior to separation. On January 3, 2011, the Company received a cash contribution of $3.2 billion from Motorola, Inc.
**	For purposes of these financial statements, income tax expense (benefit) was computed as if Motorola Mobility Holdings, Inc. had filed tax returns on a stand-alone basis separate from Motorola, Inc. The related deferred tax assets and liabilities computed on this basis may differ following separation.

Motorola Mobility Holdings, Inc.

Condensed Combined Statements of Cash Flows

(In millions)

	Three Months Ended
	December 31, 2010	October 2, 2010	December 31, 2009
Operating
Net earnings (loss) attributable to Motorola Mobility Holdings, Inc.	$80	$(34)	$(204)
Less: Earnings (loss) attributable to non-controlling interests	10	(1)	1

Net earnings (loss)	90	(35)	(203)
Adjustments to reconcile net earnings (loss) to net cash provided by (used for) operating activities:
Depreciation and amortization	61	58	49
Non-cash other charges (income)	(37)	—	15
Share-based compensation expense	43	42	40
Loss on sales of investments and businesses, net	—	—	2
Deferred income taxes	(9)	17	(3)
Changes in assets and liabilities, net of effects of acquisitions and dispositions:
Accounts receivable	(3)	(276)	(25)
Inventories	12	(226)	206
Other current assets	96	(86)	(256)
Accounts payable and accrued liabilities	(57)	775	371
Other assets and liabilities	29	55	36

Net cash provided by operating activities	225	324	232

Investing
Acquisitions and investments, net	(82)	(46)	—
Proceeds from sales of investments and businesses, net	1	7	1
Capital expenditures	(75)	(26)	(22)
Proceeds from sales of property, plant and equipment	—	—	14

Net cash used for investing activities	(156)	(65)	(7)

Financing
Net transfers to Motorola, Inc.	(90)	(265)	(239)

Net cash used for financing activities	(90)	(265)	(239)

Effect of exchange rate changes on cash and cash equivalents	21	6	14

Net increase (decrease) in cash and cash equivalents	—	—	—
Cash and cash equivalents, beginning of period	—	—	—

Cash and cash equivalents, end of period	$—	$—	$—

Motorola Mobility Holdings, Inc.

Condensed Combined Statements of Cash Flows

(In millions)

	Year Ended
	December 31, 2010	December 31, 2009
Operating
Net loss attributable to Motorola Mobility Holdings, Inc.	$(86)	$(1,342)
Less: Earnings attributable to non-controlling interests	7	7

Net earnings (loss)	(79)	(1,335)
Adjustments to reconcile net loss to net cash provided by (used for) operating activities:
Depreciation and amortization	230	211
Non-cash other charges (income)	(36)	30
Share-based compensation expense	163	166
Loss on sales of investments and businesses, net	—	34
Deferred income taxes	5	(39)
Changes in assets and liabilities, net of effects of acquisitions and dispositions:
Accounts receivable	(228)	(67)
Inventories	(154)	1,155
Other current assets	89	7
Accounts payable and accrued liabilities	629	(1,368)
Other assets and liabilities	(13)	102

Net cash provided by (used for) operating activities	606	(1,104)

Investing
Acquisitions and investments, net	(148)	(21)
Proceeds from (payments related to) sales of investments and businesses, net	13	(14)
Capital expenditures	(143)	(67)
Proceeds from sales of property, plant and equipment	1	21
Proceeds from sales of short-term investments, net	—	15

Net cash used for investing activities	(277)	(66)

Financing
Net transfers from (to) Motorola, Inc.	(383)	1,186

Net cash provided by (used for) financing activities	(383)	1,186

Effect of exchange rate changes on cash and cash equivalents	54	(16)

Net increase (decrease) in cash and cash equivalents	—	—
Cash and cash equivalents, beginning of year		—

Cash and cash equivalents, end of year	$—	$—

Motorola Mobility Holdings, Inc.

Segment Information

(In millions)

Summarized below are the Company’s Net revenues by reportable segment for the three months and year ended December 31, 2010 and December 31, 2009.

	Net Revenues
	Three Months Ended December 31, 2010	Three Months Ended December 31, 2009	% Change from 2009
Mobile Devices	$2,420	$1,824	33%
Home	1,005	999	1%

Company Totals	$3,425	$2,823	21%

	Net Revenues
	Year Ended December 31, 2010	Year Ended December 31, 2009	% Change from 2009
Mobile Devices	$7,819	$7,146	9%
Home	3,641	3,904	-7%

Company Totals	$11,460	$11,050	4%

Motorola Mobility Holdings, Inc.

Segment Information

(In millions)

Summarized below are the Company’s Operating earnings (loss) by reportable segment for the three months and year ended December 31, 2010 and December 31, 2009.

	Operating Earnings (Loss)
	Three Months Ended December 31, 2010	Three Months Ended December 31, 2009	% Change from 2009
Mobile Devices	$72	$(166)	*
Home	54	(30)	*

Company Totals	$126	$(196)	*

	Operating Earnings (Loss)
	Year Ended December 31, 2010	Year Ended December 31, 2009	% Change from 2009
Mobile Devices	$(76)	$(1,222)	*
Home	152	11	*

Company Totals	$76	$(1,211)	*

*	Percentage change is not meaningful.

Motorola Mobility Holdings, Inc.

GAAP to Non-GAAP Bridge

(In millions, except per share amounts)

	Three Months Ended December 31, 2010			Three Months Ended October 2, 2010
	GAAP Results	Non-GAAP Adjustments	Non-GAAP Results	GAAP Results	Non-GAAP Adjustments	Non-GAAP Results
Net revenues	$3,425	$—	$3,425	$2,946	$—	$2,946
Costs of sales	2,510	10	2,500	2,155	9	2,146

Gross margin	915	(10)	925	791	(9)	800

Selling, general and administrative expenses	451	25	426	385	23	362
Research and development expenditures	367	14	353	373	15	358
Other charges (income)	(43)	(43)	—	13	13	—
Intangibles amortization	14	14	—	14	14	—

Operating earnings	126	(20)	146	6	(74)	80

Other income (expense):
Interest expense, net*	(12)	—	(12)	(11)	—	(11)
Losses on sales of investments and businesses, net	—	—	—	—	—	—
Other, net	(4)	—	(4)	(2)	—	(2)

Total other income (expense)	(16)	—	(16)	(13)	—	(13)

Earnings (loss) before income taxes	110	(20)	130	(7)	(74)	67
Income tax expense **	20	(2)	22	28	(2)	30

Net earnings (loss)	90	(18)	108	(35)	(72)	37

Less: Earnings (loss) attributable to non-controlling interests	10	10	—	(1)	—	(1)

Net earnings (loss) attributable to Motorola Mobility Holdings, Inc.	$80	$(28)	$108	$(34)	$(72)	$38

Basic earnings (loss) per common share ***	$0.27	$(0.10)	$0.37	$(0.12)	$(0.25)	$0.13
Basic weighted average common shares outstanding ***	294.3	294.3	294.3	294.3	294.3	294.3

	Percentage of Net Revenues ****
Net revenues	100.0%		100.0%	100.0%		100.0%
Costs of sales	73.3%		73.0%	73.2%		72.8%

Gross margin	26.7%		27.0%	26.8%		27.2%

Selling, general and administrative expenses	13.2%		12.4%	13.1%		12.3%
Research and development expenditures	10.7%		10.3%	12.7%		12.2%
Other charges (income)	-1.3%		0.0%	0.4%		0.0%
Intangibles amortization	0.4%		0.0%	0.5%		0.0%

Operating earnings	3.7%		4.3%	0.2%		2.7%

Other income (expense):
Interest expense, net	-0.4%		-0.4%	-0.4%		-0.4%
Losses on sales of investments and businesses, net	0.0%		0.0%	0.0%		0.0%
Other, net	-0.1%		-0.1%	-0.1%		-0.1%

Total other income (expense)	-0.5%		-0.5%	-0.4%		-0.4%

Earnings (loss) before income taxes	3.2%		3.8%	-0.2%		2.3%
Income tax expense	0.6%		0.6%	1.0%		1.0%

Net earnings (loss)	2.6%		3.2%	-1.2%		1.3%

Less: Earnings (loss) attributable to non-controlling interests	0.3%		0.0%	0.0%		0.0%

Net earnings (loss) attributable to Motorola Mobility Holdings, Inc.	2.3%		3.2%	-1.2%		1.3%

*	For purposes of these financial statements, interest expense, net represents an allocation to Motorola Mobility Holdings, Inc. of the interest income and interest expense recognized by Motorola, Inc. The allocation is based on Motorola Mobility Holdings, Inc. total assets as a percentage of Motorola, Inc.’s total assets, less cash and cash equivalents and Sigma Fund, included in Motorola, Inc.’s consolidated balance sheet.
**	For purposes of these financial statements, income tax expense (benefit) was computed as if Motorola Mobility Holdings, Inc. had filed tax returns on a stand-alone basis separate from Motorola, Inc. The related deferred tax assets and liabilities computed on this basis may differ following separation.
***	The computation of basic earnings (loss) per common share for all periods through December 31, 2010, is calculated using the number of shares of Motorola Mobility Holdings, Inc. common stock outstanding on January 4, 2011, following the distribution of one share of Motorola Mobility Holdings, Inc. common stock for every eight shares of Motorola, Inc. common stock. No measure of diluted earnings (loss) per share is presented.
****	Percentages may not add up due to rounding.

Motorola Mobility Holdings, Inc.

GAAP to Non-GAAP Bridge

(In millions, except per share amounts)

	Three Months Ended			Three Months Ended
	December 31, 2010			December 31, 2009
	GAAP Results	Non-GAAP Adjustments	Non-GAAP Results	GAAP Results	Non-GAAP Adjustments	Non-GAAP Results
Net revenues	$3,425	$—	$3,425	$2,823	$—	$2,823
Costs of sales	2,510	10	2,500	2,117	14	2,103

Gross margin	915	(10)	925	706	(14)	720

Selling, general and administrative expenses	451	25	426	410	24	386
Research and development expenditures	367	14	353	393	13	380
Other charges (income)	(43)	(43)	—	85	85	—
Intangibles amortization	14	14	—	14	14	—

Operating earnings (loss)	126	(20)	146	(196)	(150)	(46)

Other income (expense):
Interest expense, net	(12)	—	(12)	(7)	—	(7)
Losses on sales of investments and businesses, net	—	—	—	(2)	—	(2)
Other, net	(4)	—	(4)	(10)	—	(10)

Total other income (expense)	(16)	—	(16)	(19)	—	(19)

Earnings (loss) before income taxes	110	(20)	130	(215)	(150)	(65)
Income tax expense (benefit) **	20	(2)	22	(12)	(16)	4

Net earnings (loss)	90	(18)	108	(203)	(134)	(69)

Less: Earnings (loss) attributable to non-controlling interests	10	10	—	1	—	1

Net earnings (loss) attributable to Motorola Mobility Holdings, Inc.	$80	$(28)	$108	$(204)	$(134)	$(70)

Basic earnings (loss) per common share ***	$0.27	$(0.10)	$0.37	$(0.69)	$(0.45)	$(0.24)
Basic weighted average common shares outstanding ***	294.3	294.3	294.3	294.3	294.3	294.3

	Percentage of Net Revenues ****
Net revenues	100.0%		100.0%	100.0%		100.0%
Costs of sales	73.3%		73.0%	75.0%		74.5%

Gross margin	26.7%		27.0%	25.0%		25.5%

Selling, general and administrative expenses	13.2%		12.4%	14.5%		13.7%
Research and development expenditures	10.7%		10.3%	13.9%		13.5%
Other charges (income)	-1.3%		0.0%	3.0%		0.0%
Intangibles amortization	0.4%		0.0%	0.5%		0.0%

Operating earnings (loss)	3.7%		4.3%	-6.9%		-1.6%

Other income (expense):
Interest expense, net	-0.4%		-0.4%	-0.2%		-0.2%
Losses on sales of investments and businesses, net	0.0%		0.0%	-0.1%		-0.1%
Other, net	-0.1%		-0.1%	-0.4%		-0.4%

Total other income (expense)	-0.5%		-0.5%	-0.7%		-0.7%

Earnings (loss) before income taxes	3.2%		3.8%	-7.6%		-2.3%
Income tax expense (benefit)	0.6%		0.6%	-0.4%		0.1%

Net earnings (loss)	2.6%		3.2%	-7.2%		-2.4%

Less: Earnings (loss) attributable to non-controlling interests	0.3%		0.0%	0.0%		0.0%

Net earnings (loss) attributable to Motorola Mobility Holdings, Inc.	2.3%		3.2%	-7.2%		-2.5%

*	For purposes of these financial statements, interest expense, net represents an allocation to Motorola Mobility Holdings, Inc. of the interest income and interest expense recognized by Motorola, Inc. The allocation is based on Motorola Mobility Holdings, Inc.’s total assets as a percentage of Motorola, Inc.’s total assets, less cash and cash equivalents and Sigma Fund, included in Motorola, Inc.’s consolidated balance sheet.
**	For purposes of these financial statements, income tax expense (benefit) was computed as if Motorola Mobility Holdings, Inc. had filed tax returns on a stand-alone basis separate from Motorola, Inc. The related deferred tax assets and liabilities computed on this basis may differ following separation.
***	The computation of basic earnings (loss) per common share for all periods through December 31, 2010, is calculated using the number of shares of Motorola Mobility Holdings, Inc. common stock outstanding on January 4, 2011, following the distribution of one share of Motorola Mobility Holdings, Inc. common stock for every eight shares of Motorola, Inc. common stock. No measure of diluted earnings (loss) per share is presented.
****	Percentages may not add up due to rounding.

Motorola Mobility Holdings, Inc.

GAAP to Non-GAAP Bridge

(In millions, except per share amounts)

	Year Ended			Year Ended
	December 31, 2010			December 31, 2009
	GAAP Results	Non-GAAP Adjustments	Non-GAAP Results	GAAP Results	Non-GAAP Adjustments	Non-GAAP Results
Net revenues	$11,460	$—	$11,460	$11,050	$—	$11,050
Costs of sales	8,495	32	8,463	8,897	47	8,850

Gross margin	2,965	(32)	2,997	2,153	(47)	2,200

Selling, general and administrative expenses	1,592	94	1,498	1,486	99	1,387
Research and development expenditures	1,479	54	1,425	1,591	52	1,539
Other charges (income)	(237)	(237)	—	230	230	—
Intangibles amortization	55	55	—	57	57	—

Operating earnings (loss)	76	2	74	(1,211)	(485)	(726)

Other income (expense):
Interest expense, net *	(52)	—	(52)	(41)	—	(41)
Losses on sales of investments and businesses, net	—	—	—	(34)	(30)	(4)
Other, net	(28)	—	(28)	(49)	—	(49)

Total other income (expense)	(80)	—	(80)	(124)	(30)	(94)

Loss before income taxes	(4)	2	(6)	(1,335)	(515)	(820)
Income tax expense **	75	(5)	80	—	(41)	41

Net loss	(79)	7	(86)	(1,335)	(474)	(861)

Less: Earnings (loss) attributable to non-controlling interests	7	10	(3)	7	—	7

Net loss attributable to Motorola Mobility Holdings, Inc.	$(86)	$(3)	$(83)	$(1,342)	$(474)	$(868)

Basic loss per common share ***	$(0.29)	$(0.01)	$(0.28)	$(4.56)	$(1.61)	$(2.95)
Basic weighted average common shares outstanding ***	294.3	294.3	294.3	294.3	294.3	294.3

	Percentage of Net Revenues ****
Net revenues	100.0%		100.0%	100.0%		100.0%
Costs of sales	74.1%		73.8%	80.5%		80.1%

Gross margin	25.9%		26.2%	19.5%		19.9%

Selling, general and administrative expenses	13.9%		13.1%	13.4%		12.6%
Research and development expenditures	12.9%		12.4%	14.4%		13.9%
Other charges (income)	-2.1%		0.0%	2.1%		0.0%
Intangibles amortization	0.5%		0.0%	0.5%		0.0%

Operating earnings (loss)	0.7%		0.6%	-11.0%		-6.6%

Other income (expense):
Interest expense, net	-0.5%		-0.5%	-0.4%		-0.4%
Losses on sales of investments and businesses, net	0.0%		0.0%	-0.3%		0.0%
Other, net	-0.2%		-0.2%	-0.4%		-0.4%

Total other income (expense)	-0.7%		-0.7%	-1.1%		-0.9%

Loss before income taxes	0.0%		-0.1%	-12.1%		-7.4%
Income tax expense (benefit)	0.7%		0.7%	0.0%		0.4%

Net loss	-0.7%		-0.8%	-12.1%		-7.8%

Less: Earnings (loss) attributable to non-controlling interests	0.1%		0.0%	0.1%		0.1%

Net loss attributable to Motorola Mobility Holdings, Inc.	-0.8%		-0.7%	-12.1%		-7.9%

*	For purposes of these financial statements, interest expense, net represents an allocation to Motorola Mobility Holdings, Inc. of the interest income and interest expense recognized by Motorola, Inc. The allocation is based on Motorola Mobility Holdings, Inc.’s total assets as a percentage of Motorola, Inc.’s total assets, less cash and cash equivalents and Sigma Fund, included in Motorola, Inc.’s consolidated balance sheet.
**	For purposes of these financial statements, income tax expense (benefit) was computed as if Motorola Mobility Holdings, Inc. had filed tax returns on a stand-alone basis separate from Motorola, Inc. The related deferred tax assets and liabilities computed on this basis may differ following separation.
***	The computation of basic earnings (loss) per common share for all periods through December 31, 2010, is calculated using the number of shares of Motorola Mobility Holdings, Inc. common stock outstanding on January 4, 2011, following the distribution of one share of Motorola Mobility Holdings, Inc. common stock for every eight shares of Motorola, Inc. common stock. No measure of diluted earnings (loss) per share is presented.
****	Percentages may not add up due to rounding.

Motorola Mobility Holdings, Inc.

Operating Earnings (Loss) after Non-GAAP Adjustments

(In millions)

Q1 2010
		TOTAL	Mobile Devices	Home
Net revenues		$2,480	$1,642	$838
Operating earnings (loss)		$(172)	$(192)	$20

Above-OE non-GAAP adjustments by P&L statement line:	Statement Line
Reorganization of business charges	Cost of sales	4	3	1
Stock-based compensation expense	Cost of sales	3	2	1
Stock-based compensation expense	SG&A and R&D	35	27	8
Reorganization of business charges	Other charges (income)	16	12	4
Intangibles amortization expense	Intangibles amortization	13	—	13

Less: Total above-OE non-GAAP adjustments		71	44	27

Operating earnings (loss) after non-GAAP adjustments		$(101)	$(148)	$47

Operating earnings (loss) as a percentage of net revenues - GAAP		-6.9%	-11.7%	2.4%
Operating earnings (loss) as a percentage of net revenues - after non-GAAP adjustments		-4.1%	-9.0%	5.6%

Q2 2010
		TOTAL	Mobile Devices	Home
Net revenues		$2,609	$1,723	$886
Operating earnings (loss)		$116	$87	$29

Above-OE non-GAAP adjustments by P&L statement line:	Statement Line
Reorganization of business charges	Cost of sales	2	(2)	4
Stock-based compensation expense	Cost of sales	4	3	1
Stock-based compensation expense	SG&A and R&D	36	27	9
Reorganization of business charges	Other charges (income)	5	4	1
Legal settlement	Other charges (income)	(228)	(228)	—
Intangibles amortization expense	Intangibles amortization	14	—	14

Less: Total above-OE non-GAAP adjustments		(167)	(196)	29

Operating earnings (loss) after non-GAAP adjustments		$(51)	$(109)	$58

Operating earnings (loss) as a percentage of net revenues - GAAP		4.4%	5.0%	3.3%
Operating earnings (loss) as a percentage of net revenues - after non-GAAP adjustments		-2.0%	-6.3%	6.5%

Q3 2010
		TOTAL	Mobile Devices	Home
Net revenues		$2,946	$2,034	$912
Operating earnings (loss)		$6	$(43)	$49

Above-OE non-GAAP adjustments by P&L statement line:	Statement Line
Reorganization of business charges	Cost of sales	5	4	1
Stock-based compensation expense	Cost of sales	4	3	1
Stock-based compensation expense	SG&A and R&D	38	29	9
Reorganization of business charges	Other charges (income)	13	9	4
Intangibles amortization expense	Intangibles amortization	14	1	13

Less: Total above-OE non-GAAP adjustments		74	46	28

Operating earnings (loss) after non-GAAP adjustments		$80	$3	$77

Operating earnings (loss) as a percentage of net revenues - GAAP		0.2%	-2.1%	5.4%
Operating earnings (loss) as a percentage of net revenues - after non-GAAP adjustments		2.7%	0.1%	8.4%

Q4 2010
		TOTAL	Mobile Devices	Home
Net revenues		$3,425	$2,420	$1,005
Operating earnings (loss)		$126	$72	$54

Above-OE non-GAAP adjustments by P&L statement line:	Statement Line
Reorganization of business charges	Cost of sales	6	2	4
Stock-based compensation expense	Cost of sales	4	3	1
Stock-based compensation expense	SG&A and R&D	39	30	9
Reorganization of business charges	Other charges (income)	12	2	10
IP settlement	Other charges (income)	(55)	(55)	—
Intangibles amortization expense	Intangibles amortization	14	2	12

Less: Total above-OE non-GAAP adjustments		20	(16)	36

Operating earnings (loss) after non-GAAP adjustments		$146	$56	$90

Operating earnings (loss) as a percentage of net revenues - GAAP		3.7%	3.0%	5.4%
Operating earnings (loss) as a percentage of net revenues - after non-GAAP adjustments		4.3%	2.3%	9.0%

2010 Full Year
		TOTAL	Mobile Devices	Home
Net revenues		$11,460	$7,819	$3,641
Operating earnings (loss)		$76	$(76)	$152

Above-OE non-GAAP adjustments by P&L statement line:	Statement Line
Reorganization of business charges	Cost of sales	17	7	10
Stock-based compensation expense	Cost of sales	15	11	4
Stock-based compensation expense	SG&A and R&D	148	113	35
Reorganization of business charges	Other charges (income)	46	27	19
IP settlement	Other charges (income)	(55)	(55)	—
Legal settlement	Other charges (income)	(228)	(228)	—
Intangibles amortization expense	Intangibles amortization	55	3	52

Less: Total above-OE non-GAAP adjustments		(2)	(122)	120

Operating earnings (loss) after non-GAAP adjustments		$74	$(198)	$272

Operating earnings (loss) as a percentage of net revenues - GAAP		0.7%	-1.0%	4.2%
Operating earnings (loss) as a percentage of net revenues - after non-GAAP adjustments		0.6%	-2.5%	7.5%

Motorola Mobility Holdings, Inc.

Non-GAAP Adjustments (Highlighted Items, Stock-Based Compensation Expense and Intangible Assets Amortization Expense)

(In millions, except per share amounts)

Q1 2010

Non-GAAP Adjustments	Statement Line	Q1 2010 PBT (Inc)/Exp	Q1 2010 Tax Inc/(Exp)	Q1 2010 PAT (Inc)/Exp *	EPS Impact (Inc)/Exp **
Stock-based compensation expense	Cost of sales, SG&A and R&D	$38	$—	$38	$(0.13)
Reorganization of business charges	Cost of sales and Other charges (income)	20	1	19	(0.06)
Intangible assets amortization expense	Intangibles amortization	13	—	13	(0.04)

Total Impact		$71	$1	$70	$(0.24)

Q2 2010

Non-GAAP Adjustments	Statement Line	Q2 2010 PBT (Inc)/Exp	Q2 2010 Tax Inc/(Exp)	Q2 2010 PAT (Inc)/Exp *	EPS Impact (Inc)/Exp **
Stock-based compensation expense	Cost of sales, SG&A and R&D	$40	$—	$40	$(0.14)
Intangible assets amortization expense	Intangibles amortization	14	—	14	(0.05)
Reorganization of business charges	Cost of sales and Other charges (income)	7	—	7	(0.02)
Legal settlement	Other charges (income)	(228)	—	(228)	0.77

Total Impact		$(167)	$—	$(167)	$0.56

Q3 2010

Non-GAAP Adjustments	Statement Line	Q3 2010 PBT (Inc)/Exp	Q3 2010 Tax Inc/(Exp)	Q3 2010 PAT (Inc)/Exp *	EPS Impact (Inc)/Exp **
Stock-based compensation expense	Cost of sales, SG&A and R&D	$42	$—	$42	$(0.14)
Reorganization of business charges	Cost of sales and Other charges (income)	18	2	16	(0.06)
Intangible assets amortization expense	Intangibles amortization	14	—	14	(0.05)

Total Impact		$74	$2	$72	$(0.25)

Q4 2010

Non-GAAP Adjustments	Statement Line	Q4 2010 PBT (Inc)/Exp	Q4 2010 Tax Inc/(Exp)	Q4 2010 PAT (Inc)/Exp *	EPS Impact (Inc)/Exp **
Stock-based compensation expense	Cost of sales, SG&A and R&D	$43	$—	$43	$(0.14)
Reorganization of business charges	Cost of sales and Other charges (income)	18	2	16	(0.06)
Intangible assets amortization expense	Intangibles amortization	14	—	14	(0.05)
Joint venture wind-down costs	Earnings attributable to noncontrolling interests	10	—	10	(0.03)
IP settlement	Other charges (income)	(55)	—	(55)	0.19

Total Impact		$30	$2	$28	$(0.10)

2010 Full Year

Non-GAAP Adjustments	Statement Line	2010 YTD PBT (Inc)/Exp	2010 YTD Tax Inc/(Exp)	2010 YTD PAT (Inc)/Exp *	EPS Impact (Inc)/Exp **
Stock-based compensation expense	Cost of sales, SG&A and R&D	$163	$—	$163	$(0.55)
Reorganization of business charges	Cost of sales and Other charges (income)	63	5	58	(0.20)
Intangible assets amortization expense	Intangibles amortization	55	—	55	(0.19)
Joint venture wind-down costs	Earnings attributable to noncontrolling interests	10	—	10	(0.03)
IP settlement	Other charges (income)	(55)	—	(55)	0.19
Legal settlement	Other charges (income)	(228)	—	(228)	0.77

Total Impact		$8	$5	$3	$(0.01)

*	For purposes of these financial statements, income tax expense (benefit) was computed as if Motorola Mobility Holdings, Inc. had filed tax returns on a stand-alone basis separate from Motorola, Inc. The related deferred tax assets and liabilities computed on this basis may differ following separation.
**	EPS impact may not add up due to rounding. The computation of basic earnings (loss) per common share for all periods through December 31, 2010, is calculated using the number of shares of Motorola Mobility Holdings, Inc. common stock outstanding on January 4, 2011, following the distribution of one share of Motorola Mobility Holdings, Inc. common stock for every eight shares of Motorola, Inc. common stock. No measure of diluted earnings (loss) per share is presented.